                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2003


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-15951            22-3713430
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)


              211 Mount Airy Road
               Basking Ridge, NJ                           07920
   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000



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ITEM 5. OTHER EVENTS

         On January 9, 2003, Avaya Inc., a Delaware corporation, issued a press release commenting on its operating results for the quarter ended December 31, 2002. The press release is attached hereto as Exhibit 99.1.

ITEM 7(c).  EXHIBITS

99.1     Press release dated January 9, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AVAYA INC.



Date: January 9, 2003                  By:  /s/ Garry K. McGuire
                                            ----------------------------------
                                            Name: Garry K. McGuire
                                            Title: Chief Financial Officer and
                                                        Senior Vice President,
                                                        Operations


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                                  EXHIBIT INDEX


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

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
99.1                   Press Release, dated January 9, 2003.

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